                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Too, Inc. (the "Company"), on Form 10-K for the fiscal year ended February 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kent A. Kleeberger, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: April 7, 2004

                                    /s/ Kent A. Kleeberger
                                    --------------------------------------------
                                    Kent A. Kleeberger
                                    Executive Vice President and Chief Financial
                                    Officer

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